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                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549




                                   FORM 8-K


               Current Report Pursuant to Section 13 or 15(d) of
                          The Securities act of 1934


    Date of Report (Date of earliest event reported)          April 4, 1996

                           Commission File #0-18018


                             AEROVOX INCORPORATED
            (Exact name of registrant as specified in its charter)


        Delaware                                            76-0254329
(State or other jurisdiction                   (I.R.S. Employer Incorporation or
       of organization)                                Identification No.)




                            370 Faunce Corner Road
                           North Dartmouth, MA 02747
                    (Address of principal executive offices)

        Registrant's telephone number, including area code 508-995-8000




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ITEM 5. OTHER EVENTS

On March 4, 1996, Robert D. Elliott was elected President and Chief Operating Officer of the Company. In order to assure that the classes of directors are as balanced as possible, both in terms of numbers, as well as employee and non-employee directors, effective March 4, 1996, John F. Brennan resigned as a Class I director and was elected by the Board of Directors as a Class II director with a term expiring at the 1997 Annual Meeting. In accordance with
Section 3.4 of The By-Laws of the Corporation, Mr. Elliott was elected by the Board to fill Mr. Brennan's unexpired term as a Class I director. Clifford H. Tuttle continues to serve as Chairman and Chief Executive Officer of the Company.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                               AEROVOX INCORPORATED

DATE    April 4, 1996                          By  /S/ RONALD F. MURPHY
     ---------------------                       ------------------------
                                               Ronald F. Murphy, Senior Vice
                                               President, Treasurer, Secretary
                                               and Principal Accounting Officer




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